Exhibit 10.1

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This Third Amendment to Employment Agreement (“Third Amendment”) is made effective as of February 12, 2023 (“Effective Date”) by and among Goodness Growth Holdings, Inc., a British Columbia corporation (“Parent”), Vireo Health, Inc., a Delaware corporation (the “Employer”) and Kyle Kingsley, an individual residing in the State of Minnesota (“Employee”) (collectively “Parties” or individually “Party”).

RECITALS

WHEREAS, Employer, Parent and Employee entered into an Employment Agreement dated December 1, 2020, and a First Amendment to Employment Agreement dated February 2, 2022 and a Second Amendment to Employment Agreement erroneously dated February 2, 2022 but effective December 14, 2022 (collectively, the “Current Agreement”); and

WHEREAS, Employer and Employee have agreed to modify Employee’s title and duties; and

WHEREAS, the Parties wish to amend the Current Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, Parent, Employer and Employee, intending legally to be bound, hereby agree as follows:

AGREEMENT

1.                   Position. Effective immediately, Employee shall become Executive Chairman of Parent and Employer, and shall resign the position of Chief Executive Officer.

2.                   Base Salary. Employee’s Base Salary shall be modified to USD$260,000 per year.

3.                   Payments Upon Termination of Employment. Notwithstanding anything to the contrary in Section 6 of the Current Agreement, all calculations of payments due to Employee as a result of the termination of Employee’s employment shall be made as if Employee’s Base Salary were $360,000 per year.

4.                   General. All capitalized terms used but not defined in this Third Amendment shall have the meanings ascribed in the Current Agreement. All provisions of the Current Agreement not expressly modified by this Third Amendment are hereby ratified and confirmed.

THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT was voluntarily and knowingly executed by the Parties effective as of the Effective Date.

[Signature Page Follows]

VIREO HEALTH, INC.

Date: February 12, 2023	By:	/s/ John Heller
John Heller
Chief Financial Officer

EMPLOYEE:

Date: February 12, 2023	/s/ Kyle Kingsley
Kyle Kingsley

GOODNESS GROWTH HOLDINGS, INC.

Date: February 12, 2023	By:	/s/ John Heller
John Heller
Chief Financial Officer